SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                February 28, 1998
                Date of Report (Date of earliest event reported)


                              ADVENT SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   94-2901952
                      (I.R.S. Employer Identification No.)

                                     0-26994
                            (Commission File Number)


                               301 Brannan Street
                         San Francisco, California 94107
                    (Address of principal executive offices)

                                 (415) 543-7696
              (Registrant's telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets.

     On February 28, 1998, Advent Software, Inc., a Delaware corporation (the "Registrant" or "Advent Software") acquired (the "Acquisition") all of the outstanding capital stock of MicroEdge, Inc., a New York corporation ("MicroEdge"), from Ximena Florez and Dov Torenberg, the sole shareholders of MicroEdge (the "Sellers"), for a total purchase price of $9,093,250 worth of Registrant's stock as priced on the date of closing. As a result of the Acquisition, MicroEdge became a wholly-owned subsidiary of the Registrant.

                  In connection with the Acquisition, Nine Hundred Nine Thousand Three Hundred Twenty- Five Dollars ($909,325) of the consideration payable in connection with the Acquisition (the "Escrow Amount") was placed into escrow, to be held as security for any losses incurred by the Registrant in the event of certain breaches by MicroEdge of covenants, representations and warranties contained in the Stock Purchase Agreement dated February 28, 1998 by and between the Registrant, MicroEdge, and the Sellers. A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this report and is incorporated herein by this reference.

                  The Acquisition will be treated as a pooling for financial accounting purposes.

Item 7.  Financial Statements and Exhibits.

                  The following financial statements and exhibits are filed as part of this report, where indicated.

         (a) Financial statements of business acquired, prepared pursuant to Rule 3.05 of Regulation S-X:

                  Not applicable.

         (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

                  Not applicable.

         (c) Exhibits in accordance with Item 601 of Regulation S-K:

                  Exhibits.

                  2.1 Stock Acquisition Agreement, dated as of February 28, 1998, by and among Advent Software, Inc., a Delaware corporation, MicroEdge, Inc., a New York corporation, and the Sellers.

                  4.1      Form of Declaration of Registration Rights.


     The Registrant agrees to supplementally furnish the Securities and Exchange Commission with a copy of any other exhibits or schedules upon request.

                                INDEX TO EXHIBITS




      EXHIBIT    DESCRIPTION
      NUMBER

          2.1 Stock Purchase Agreement, dated as of February 28, 1998, by and among Advent Software, Inc., a Delaware corporation, MicroEdge, Inc., a New York corporation, and Ximena Florez and Dov Torenberg, sole shareholders of MicroEdge, Inc.


          4.1  Form of Declaration of Registration Rights.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           ADVENT SOFTWARE, INC.



Dated:   February 28, 1998          By:   /s/ Irv H. Lichtenwald
                                          ----------------------
                                           Irv H. Lichtenwald
                                         Senior Vice President, Chief Financial
                                            Officer and Secretary

                                                                     EXHIBIT 2.1

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of February 28, 1998 by and among Advent Software, Inc., a Delaware corporation ("Buyer"), MicroEdge, Inc., a New York corporation ("Company"), and all of the holders of the outstanding securities of the Company, which holders are listed on Exhibit A hereto (individually a "Seller" and collectively the "Sellers").

                                    RECITALS

         A. Sellers own all of the issued and outstanding shares of the Company's Common Stock (the "Shares"), which constitute all of the issued and outstanding securities of the Company.

         B. Sellers desire to sell the Shares, and Buyer desires to purchase all of the Shares. The parties hereto are entering into this Agreement to provide for Buyer's acquisition of the Shares and Company thereby becoming a wholly-owned subsidiary of Buyer, and to establish various rights, obligations and conditions in connection therewith (the "Acquisition"). It is intended by the parties hereto that the Acquisition shall qualify for accounting treatment as a pooling of interests.

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, intending to be legally bound hereby the parties agree as follows:


                                    ARTICLE I

                            THE ACQUISITION OF SHARES

         1.1 Purchase and Sale of Shares. In consideration of the representations, warranties and other agreements of the Company and the Sellers set forth in or otherwise contemplated by this Agreement, and on the terms and subject to the conditions of this Agreement, Buyer will purchase the Shares, constituting all of the issued and outstanding securities of the Company, from Sellers for the consideration set forth in Section 1.2, and Sellers hereby sell, transfer, assign and deliver all of their respective rights, title and interest in and to the Shares to Buyer.

         1.2      Consideration.

                  (a) Issuance of Buyer Common Stock. As consideration (the "Consideration") for the sale, transfer, assignment and delivery of all of Sellers' right, title and interest in and to the Shares to Buyer, Buyer will, at the Closing (defined below), on the terms and subject to the conditions of this Agreement, issue to Sellers a number of shares of Buyer Common Stock (the "Buyer Share Number") equal to (i) the Conversion Ratio (defined below) multiplied by the Aggregate Company Common

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Number (defined below),  rounded down to eliminate any fractional  shares,  less
(ii) the Escrow Amount (defined below).

                  (b) Deposit of Escrow Amount. At the Closing, Buyer will deposit into an escrow account, as set forth in Article V, a number of shares of Buyer Common Stock equal to the Escrow Amount.

                  (c) Adjustments to Conversion Ratio. The Conversion Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization or other like change with respect to Company Common Stock occurring after the date hereof and prior to the Closing.

                  (d) Determination of Conversion Ratio and Escrow Amount. The "Conversion Ratio" shall refer to the quotient obtained by dividing the Aggregate Buyer Common Number (defined below) by the Aggregate Company Common Number. The "Escrow Amount" shall refer to the product obtained by multiplying the Aggregate Buyer Common Number by 0.10. The "Aggregate Company Common Number" shall equal 100. The "Aggregate Buyer Common Number" shall be determined as follows: (i) in the event that the average closing price of Buyer's Common Stock for the five trading days ending two trading days before the date on which the Closing occurs (the "Average Price") is less than $22.00, the Aggregate Buyer Common Number shall equal the quotient obtained by dividing $6,600,000 by the Average Price, provided, however, that in the event such quotient is greater than 350,000, the Aggregate Buyer Common Number shall be deemed to be equal to 350,000; (ii) in the event the Average Price is greater than or equal to $22.00 but less than $28.00, the Aggregate Buyer Common Number shall equal 300,000; and
(iii) in the event the Average Price is greater than or equal to $28.00, the Aggregate Buyer Common Number shall equal the quotient obtained by dividing $8,400,000 by the Average Price, provided, however, that in the event such quotient is less than 250,000, the Aggregate Buyer Common Number shall be deemed to be equal to 250,000.

         1.3      Closing; Delivery.

                  (a) Closing. The closing of the Acquisition (the "Closing") will take place concurrently with the execution hereof at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California and MicroEdge, Inc., 619 West 54th Street, 10th Floor, New York, New York. The date upon which the Closing actually occurs is herein referred to as the "Closing Date."

                  (b)      Delivery at Closing.  At the Closing:

     (i) Each Seller will deliver to Buyer all stock certificates, stock powers, endorsements, assignments and other instruments and documents necessary or appropriate to sell, convey, assign and deliver the Shares to Buyer.

     (ii) Buyer will deliver to each Seller documentation in a form reasonably satisfactory to the Company evidencing Buyer's instructions to its transfer agent to deliver to each Seller a certificate representing a number of shares of its Common Stock equal to (A) the product of (x) the number of Shares owned by such Seller, as set forth in Schedule 2.2(a), and (y) the Conversion Ratio, less
(B) a portion of the Escrow Amount equal to the proportion of Buyer Common Stock which such Seller would otherwise be entitled to receive under Section 1.2 by virtue of his or her ownership of outstanding Shares.

     (iii) The Company shall deliver to Buyer evidence reasonably satisfactory to it that the Agreement and the Acquisition shall have been adopted and approved by the stockholders of the Company by the requisite vote under applicable law and the Company's Articles of Incorporation.

     (iv) Buyer shall deliver to the Company evidence reasonably satisfactory to it that the shares of Buyer Common Stock issuable to stockholders of the Company pursuant to this Agreement and such other shares required to be reserved for issuance in connection with the Acquisition shall have been authorized for listing on The Nasdaq National Market upon official notice of issuance.

     (v) The Company shall deliver to Buyer evidence satisfactory to it that the Company has obtained the consents, approvals and waivers set forth in Schedule 1.3(b)(v) (including, without limitation, any consents, waivers or approvals required under any contract or agreement to which the Company is a party or by which it is bound and which are necessary in connection with the Acquisition to transfer to the Surviving Corporation all rights of the Company thereunder).

     (vi) The Company shall deliver to Buyer a legal opinion in substantially the form attached hereto as Exhibit B from Moskowitz, Altman & Hughes, LLP, legal counsel to the Company.

     (vii) Buyer shall deliver to the Company a legal opinion in substantially the form attached hereto as Exhibit C from Wilson Sonsini Goodrich & Rosati, legal counsel to the Buyer.

     (viii) The Company shall deliver an executed Affiliate Agreement, which shall be in full force and effect, executed by each of the parties identified by the Company as being an Affiliate of the Company.

     (ix) Each of the Sellers shall deliver to Buyer an executed Stockholder's Certificate which shall be in full force and effect.

     (x) Each of the Sellers shall, and the Sellers shall cause Ephy Torenberg to, deliver to Buyer an Employment and Employment and Non-Competition Agreement pursuant to Section 4.15 hereof, which Employment and Non-Competition Agreements shall not have been terminated or repudiated by either Seller, and shall be in full force and effect.

     (xi) The Company shall deliver to Buyer evidence reasonably satisfactory to it that the directors of the Company in office immediately prior to the Closing have resigned as directors of the Company effective immediately following the Closing.

         1.4 Directors and Officers. At the Closing, Stephanie G. DiMarco and Irv H. Lichtenwald of Buyer shall become the directors of the Company, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Company. At the Closing, Dov Torenberg shall become President, Ximena Florez shall become Vice President, Sales, Marketing and Professional Services, Ephy Torenberg shall become Vice President, Operations and Irv H. Lichtenwald shall become Chief Financial Officer and Secretary, each to hold office in accordance with the Bylaws of the Company.

         1.5  Lost,  Stolen  or  Destroyed   Certificates.   In  the  event  any
certificates evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, the Buyer's transfer agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Buyer Common Stock as may be required pursuant to Section 1.2; provided, however, that Buyer may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Buyer or its transfer agent with respect to the certificates alleged to have been lost, stolen or destroyed.

         1.6 Tax and Accounting Consequences. It is intended by the parties hereto that the Acquisition shall (i) constitute a reorganization within the meaning of Section 368 of the Code and (ii) qualify for accounting treatment as a pooling of interests.


                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as disclosed in a document dated as of the date hereof referring specifically to the representations, warranties or covenants in this Agreement which reasonably identifies the basis for an exception to a representation, warranty or covenant in this Agreement and which is delivered by the Company to Buyer prior to the execution of this Agreement (the "Company Schedules"), the Company represents and warrants to Buyer as set forth below.

         2.1 Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company has the corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect on the business, financial condition, results of operations, assets (including intangible assets), liabilities or prospects of the Company (hereinafter referred to as a "Material Adverse Effect"). The Company has delivered a true and correct copy of its Articles of Incorporation and Bylaws, each as amended to date, to Buyer.

         2.2      Company Capital Structure.

                  (a) The authorized capital stock of the Company consists of 1,000 shares of authorized Common Stock, no par value, of which 100 shares are issued and outstanding. The Company Capital Stock is held of record by the persons, with the addresses of record and in the amounts, set forth on Schedule 2.2(a). All outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound.

                  (b) There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which either the Company or a Seller is a party or by which either is bound obligating either the Company or either Seller to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating Company to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. As a result of this Acquisition, Buyer will be the record and sole beneficial owner of all outstanding capital stock of the Company and rights to acquire or receive capital stock of the Company.

         2.3 Subsidiaries. Except as set forth in Schedule 2.3, the Company does not have and has never had any subsidiaries or affiliated companies and does not otherwise own and has never otherwise owned any shares of capital stock or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or other business entity.

         2.4  Authority.  The  Company  has all  requisite  corporate  power and authority to enter into this Agreement and the agreements attached hereto as exhibits to which it is a party (the "Related Agreements") and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. The Company's Board of Directors has unanimously approved the Acquisition and this Agreement. This Agreement and the Related Agreements have been duly executed and delivered by the Company and each Seller and constitute the valid and binding obligation of the Company and each Seller, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Except as set forth on Schedule 2.4, the execution and delivery of this Agreement by the Company and each Seller does not, and, as of the Closing Date, the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (any such event, a "Conflict") (i) any provision of the Articles of Incorporation or Bylaws of the Company or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission ("Governmental Entity") or any third party (so as not to trigger any Conflict) is required by or with respect to the Company or any Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and (ii) such other consents, waivers, authorizations, filings, approvals and registrations which are set forth on Schedule 2.4.

         2.5      Company Financial Statements.

                  (a) Schedule 2.5 sets forth the Company's unaudited, reviewed balance sheet as of December 31, 1997 (the "Balance Sheet") and the related unaudited, reviewed statements of operations, stockholders' equity and cash flows for the year then ended and the footnotes thereto (collectively, the "Company Financials"). The Company Financials are correct in all material respects and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly the financial condition and operating results of the Company as of the dates and during the periods indicated therein.

         2.6 No Undisclosed Liabilities. Except as set forth in Schedule 2.6, the Company does not have any liability, indebtedness, obligation, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), which individually or in the aggregate, has not been reflected in the Balance Sheet.

     2.7 No Changes. Except as set forth in Schedule 2.7, since the date of the Balance Sheet, there has not been, occurred or arisen any:

                  (a) transaction by the Company except in the ordinary course of business as conducted on the date of the Balance Sheet and consistent with past practices;

     (b) amendments or changes to the Articles of Incorporation or Bylaws of the Company;

                  (c) capital expenditure or commitment by the Company outside the ordinary course of business, either individually or in the aggregate, exceeding $10,000;

                  (d) destruction of, damage to or loss of any material assets, business or customer of the Company (whether or not covered by insurance);

                  (e) labor trouble or claim of wrongful discharge or other unlawful labor practice or action;

                  (f) change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company;

                  (g)      revaluation by the Company of any of its assets;

                  (h) declaration, setting aside or payment of a dividend or other distribution with respect to the capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any Company Capital Stock;

                  (i) increase in the salary or other compensation payable or to become payable to any of its officers, directors, employees or advisors, or the declaration, payment or commitment or obligation of any kind for the payment of a bonus or other additional salary or compensation to any such person except as otherwise contemplated by this Agreement;

                  (j) sale, lease, license or other disposition of any of the assets or properties of the Company, except in the ordinary course of business as conducted on that date and consistent with past practices;

                  (k)  amendment  or  termination  of  any  material   contract,
agreement or license to which the Company is a party or by which it is bound;

                  (l) loan by the Company to any person or entity,  incurring by the Company of any indebtedness, guaranteeing by the Company of any indebtedness, issuance or sale of any debt securities of the Company or guaranteeing of any debt securities of others, except for advances to employees for travel and business expenses in the ordinary course of business, consistent with past practices;

                  (m) waiver or release of any right or claim of the Company, including any write-off or other compromise of any account receivable of the Company;

                  (n) commencement or notice or threat of commencement of any lawsuit or proceeding against or investigation of the Company or its affairs;

                  (o) notice of any claim of ownership by a third party of Company Intellectual Property (as defined in Section 2.11 below) or of infringement by the Company of any third party's intellectual property rights;

                  (p) issuance or sale by the Company of any of its shares of its capital stock, or securities exchangeable, convertible or exercisable therefor, or of any other of its securities;

                  (q) change in pricing or royalties set or charged by the Company to its customers or licensees or in pricing or royalties set or charged by persons who have licensed Company Intellectual Property to the Company;

                  (r) event or condition of any character that has or could be reasonably expected to have a Material Adverse Effect on the Company; or

                  (s) negotiation or agreement by the Company or any officer or employees thereof to do any of the things described in the preceding clauses (a) through (r) (other than negotiations with Buyer and its representatives regarding the transactions contemplated by this Agreement).

         2.8      Tax and Other Returns and Reports.

                  (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

                  (b) Tax Returns and Audits.  Except as set forth in
Schedule 2.8:

                    (i) The Company as of the  Closing  will have  prepared  and filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes concerning or attributable to the Company or its operations and such Returns have been prepared using the accrual method of accounting, are true and correct and have been completed in accordance with applicable law.

                    (ii) The  Company as of the  Closing:  (A) will have paid or accrued all Taxes it is required to pay or accrue and (B) will have withheld with respect to its employees all federal and state income taxes, FICA, FUTA and other Taxes required to be withheld.

                    (iii) The Company has not been  delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                    (iv) No audit  or other  examination  of any  Return  of the
               Company is currently in progress, nor has the Company been notified of any request for such an audit or other examination.

                    (v) The  Company  does not have any  liabilities  for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved against in accordance with GAAP on the Balance Sheet, whether asserted or unasserted, contingent or otherwise, and the Company has no knowledge of any basis for the assertion of any such liability attributable to the Company, its assets or operations.

                    (vi) The Company has provided to Buyer copies of all federal and state income and all state sales and use Tax Returns for all periods since the date of the Company's incorporation.

                    (vii) There are (and as of immediately following the Closing there will be) no liens, pledges, charges, claims, security interests or other encumbrances of any sort ("Liens") on the assets of the Company relating to or attributable to Taxes.

                    (viii) The  Company  has no  knowledge  of any basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on the assets of the Company.

                    (ix) None of the Company's assets are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code.

                    (x) As of  the  Closing,  there  will  not be any  contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Section 280G or 162 of the Code.

                    (xi) The Company has not filed any consent  agreement  under
               Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company.

                    (xii) The Company is not a party to a tax sharing or allocation agreement nor does the Company owe any amount under any such agreement.

                    (xiii) The Company is not,  and has not been at any time,  a
               "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

                    (xiv) The  Company has  qualified  as an S  Corporation  for federal and state income tax purposed since its inception.

         2.9  Restrictions  on  Business  Activities.  Except  as set  forth  in
Schedule 2.9, there is no agreement (non-compete or otherwise), commitment, judgment, injunction, order or decree to which the Company is a party or otherwise binding upon the Company which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of the Company, any acquisition of property (tangible or intangible) by the Company or the conduct of business by the Company. Without limiting the foregoing, the Company has not entered into any agreement under which the Company is restricted from selling, licensing or otherwise distributing any of its products to any class of customers, in any geographic area, during any period of time or in any segment of the market.

         2.10     Title to Properties; Absence of Liens and Encumbrances.

                  (a) The Company owns no real property, nor has it ever owned any real property. Schedule 2.10(a) sets forth a list of all real property currently, or at any time in the past, leased by the Company, the name of the lessor, the date of the lease and each amendment thereto and, with respect to any current lease, the aggregate annual rental and/or other fees payable under any such lease. All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default).

                  (b) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens (as defined in Section 2.8(b)(vii)), except as reflected in the Company Financials or in Schedule 2.10(b) and except for liens for taxes not yet due and payable and such imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use, of the property subject thereto or affected thereby.

         2.11     Intellectual Property.

                  (a) For the purposes of this Agreement, the following terms have the following definitions:

         "Intellectual Property" means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents"); (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor and all other rights corresponding thereto throughout the world; (iv) all mask works, mask work registrations and applications therefor; (v) all industrial designs and any registrations and applications therefor throughout the world; (vi) all trade names, logos, common law trademarks and service marks; trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world; (vii) all databases and data collections and all rights therein throughout the world; and

(viii) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded; (ix) any similar, corresponding or equivalent rights to any of the foregoing and (x) all documentation related to any of the foregoing.

         "Company Intellectual Property" shall mean any Intellectual Property that is (i) owned by (ii) exclusively licensed to or (iii) was developed or created by the Company or any subsidiary of the Company.

         "Registered  Intellectual  Property"  shall  mean  all  United  States, international and foreign: (i) patents, patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; (iv) any mask work registrations and applications to register mask works; and (v) any other Company Intellectual Property that is subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.

                  (b) Schedule 2.11(b) lists all Registered Intellectual Property owned by, or filed in the name of, the Company or the Subsidiary (the "Company Registered Intellectual Property") and lists any proceedings or actions before any court, tribunal (including the United States Patent and Trademark Office (the "PTO") or equivalent authority anywhere in the world) related to any of the Company Registered Intellectual Property.

                  (c) Each item of Company Intellectual Property, including all Company Registered Intellectual Property listed in Schedule 2.11(b), is free and clear of any Liens. The Company (i) to its knowledge is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of the Company, including the sale of any products or technology or the provision of any services by the Company and (ii) owns exclusively, and has good title to, all copyrighted works that are Company products or other works of authorship that the Company otherwise purports to own.

                  (d) Except as set forth in Schedule 2.11(d), to the extent that any Intellectual Property has been developed or created by any person other than the Company for which the Company has, directly or indirectly, paid, the Company has a written agreement with such person with respect thereto and the Company thereby has obtained ownership of, and is the exclusive owner of, all such Intellectual Property by operation of law or by valid assignment.

                  (e) Except as set forth in Schedule 2.11(e), the Company has not transferred ownership of or granted any license of or right to use or authorized the retention of any rights to use any Intellectual Property that is or was Company Intellectual Property, to any other person.

                  (f) The Company owns or has a written license to all Intellectual Property used in and/or necessary to the conduct of its business as it currently is conducted including, without limitation, products, technology or services currently under development and the design, development, manufacture, use, import and sale of the products, technology and services of the Company.

                  (g) Other than "shrink-wrap" and similar widely available commercial end-user licenses, the contracts, licenses and agreements listed in
Schedule 2.11(g) include all contracts, licenses and agreements, to which the Company is a party with respect to any Intellectual Property of any person other than the Company. No person other than the Company has ownership rights to improvements made by the Company in Intellectual Property which has been licensed to the Company.

                  (h) Schedule 2.11(h) lists all contracts, licenses and agreements between the Company and any other person wherein or whereby the Company has agreed to, or assumed, any material obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any material obligation or liability or provide a right of rescission with respect to the infringement or misappropriation by the Company or such other person of the Intellectual Property of any person other than the Company.

                  (i) (X) The operation of the business of the Company as it is currently conducted (including, without limitation, products, technology or services currently under development and the design, development, manufacture, use, import and sale of the products, technology and services of the Company) does not infringe or misappropriate the Intellectual Property (other than Patents) of any person, violate the rights of any person (including rights to privacy or publicity), or constitute unfair competition or trade practices under the laws of any jurisdiction, and the Company has not received notice from any person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of the Company infringes or misappropriates the Intellectual Property (other than Patents) of any person or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor is the Company aware of any basis therefor).

                    (Y) The  operation  of the  Company's  Business  (as defined below) does not and will not infringe or misappropriate the Patents of any person, and the Company has not received notice from any person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of the Company infringes or misappropriates the Patents of any person (nor is the Company aware of any basis therefor). The representations and warranties of this Section 2.11(i)(Y) shall only apply to claims of infringement or misappropriation or violations arising from (i) the products or technology of the Company existing as of the Closing Date and (ii) products or technology under development as of the Closing Date up to and including the first commercial release of any such products or technology. The term "Business" means the operations of the Company as conducted as of the Closing Date, including the manufacture, sale, licensing, copying, distribution or other exploitation of any product or technology under development as of such dates.

                  (j) To the Company's knowledge after reasonable investigation, each item of Company Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees in connection with such Registered Intellectual Property have been paid and all necessary documents and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Registered Intellectual Property. Schedule 2.11(j) lists all actions that must be taken by the Company within sixty (60) days of the Closing Date, including the payment of any registration, maintenance or renewal fees or the filing of any documents, applications or certificates for the purposes of maintaining, perfecting or preserving or renewing any Company Intellectual Property. In each case in which the Company has acquired ownership of any Intellectual Property rights from any person, the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect to such Intellectual Property) to the Company. To the maximum extent provided for by, and in accordance with, applicable laws and regulations, the Company has recorded each such assignment with the relevant governmental authorities, including the United States Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be except to the extent such failure would not have a Material Adverse Effect. Notwithstanding the foregoing, the Company has recorded with the PTO, or its equivalent in any foreign jurisdiction, each such assignment.

                  (k) There are no contracts, licenses or agreements between the Company and any other person with respect to Company Intellectual Property under which there is any dispute known to the Company regarding the scope of such agreement, or performance under such agreement including with respect to any payments to be made or received by the Company thereunder.

                  (l) To the knowledge of the Company, no person is infringing or misappropriating any Company Intellectual Property.

                  (m) The Company has taken reasonable steps in accordance with normal industry practice to protect the Company's rights in confidential information and trade secrets of the Company or provided by any other person to the Company. Without limiting the foregoing, the Company has and enforces a policy requiring each employee, consultant and contractor to execute proprietary information, confidentiality and assignment agreements substantially in the Company's standard forms, and all current and former employees, consultants and contractors of the Company have executed such an agreement.

                  (n) No Company Intellectual Property or product, technology or service of the Company is subject to any proceeding or outstanding decree, order, judgment, agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by the Company or may affect the validity, use or enforceability of such Company Intellectual Property.

                  (o) To the knowledge of the Company, no (i) product, technology, service or publication of the Company, (ii) material published or distributed by the Company or (iii) conduct or statement of the Company, constitutes obscene material, a defamatory statement or material, false advertising or otherwise violates any law or regulation.

                  (p) The Company has taken reasonable steps to ensure that its products (including existing products and technology and products and technology currently under development) will record, store, process, calculate and present calendar dates falling on and after (and if applicable, spans of time including) January 1, 2000, and will calculate any information dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance, as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively, "Year 2000 Compliant"). The Company has taken reasonable steps to ensure that its products (i) will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. All of the Company's internal computer and technology products and systems are Year 2000 Compliant.

     2.12 Agreements, Contracts and Commitments. Except as set forth on Schedule 2.12(a), the Company does not have, is not a party to nor is it bound by:

     (i) any collective bargaining agreements,

     (ii) any agreements or arrangements that contain any severance pay or post-employment liabilities or obligations,

     (iii)  any  bonus,  deferred  compensation,   pension,  profit  sharing  or
retirement plans, or any other employee benefit plans or arrangements,

     (iv) any employment or consulting agreement, contract or commitment with an employee or individual consultant or salesperson or any consulting or sales agreement, contract or commitment under which any firm or other organization provides services to the Company,

     (v) any agreement or plan, including, without limitation, any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement,

     (vi) any fidelity or surety bond or completion bond,

     (vii) any lease of personal property having a value individually in excess of $25,000,

     (viii) any agreement of indemnification or guaranty,

     (ix) any agreement, contract or commitment containing any covenant limiting the freedom of the Company to engage in any line of business or to compete with any person,

     (x) any agreement, contract or commitment relating to capital expenditures and involving future payments in excess of $10,000,

     (xi) any agreement, contract or commitment relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of the Company's business,

     (xii) any mortgages, indentures, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (viii) hereof,

     (xiii) any purchase order or contract for the purchase of raw materials involving $25,000 or more,

     (xiv) any construction contracts,

     (xv) any distribution, joint marketing or development agreement,

     (xvi) any agreement pursuant to which the Company has granted or may grant in the future, to any party, a source-code license or option or other right to use or acquire source- code, or

     (xvii) any other agreement, contract or commitment that involves $10,000 or more or is not cancelable without penalty within thirty (30) days.

         Except for such alleged breaches, violations and defaults, and events that would constitute a breach, violation or default with the lapse of time, giving of notice, or both, as are all noted in Schedule 2.12(b), the Company has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any agreement, contract or commitment required to be set forth on Schedule 2.12(a),
Schedule 2.11(e), Schedule 2.11(g) or Schedule 2.11(h) (each such agreement, contract or commitment listed on Schedule 2.12(a), Schedule 2.11(e), Schedule 2.11(g) or Schedule 2.11(h), a "Contract"). Each Contract is in full force and effect and, except as otherwise disclosed in Schedule 2.12(b), is not subject to any default thereunder of which the Company has knowledge by any party obligated to the Company pursuant thereto.

         2.13 Interested Party Transactions. Except as set forth on Schedule 2.13, no officer, director or stockholder of the Company (nor any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) an economic interest in any entity which furnished or sold, or furnishes or sells, services or products that the Company furnishes or sells, or proposes to furnish or sell, (ii) an economic interest in any entity that purchases from or sells or furnishes to, the Company, any goods or services or (iii) a beneficial interest in any contract or agreement set forth in Schedule 2.12(a) or Schedule 2.11(b); provided, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an "economic interest in any entity" for purposes of this Section 2.13.

         2.14 Compliance with Laws. The Company has complied in all material respects with, is not in material violation of, and has not received any notices of violation with respect to, any foreign, federal, state or local statute, law or regulation.

         2.15 Litigation. Except as set forth in Schedule 2.15, there is no action, suit or proceeding of any nature pending or threatened against the Company, its properties or any of its officers or directors, in their respective capacities as such. Except as set forth in Schedule 2.15, there is no investigation pending or threatened against the Company, its properties or any of its officers or directors by or before any Governmental Entity. Schedule 2.15 sets forth, with respect to any pending or threatened action, suit, proceeding or investigation, the forum, the parties thereto, the subject matter thereof and the amount of damages claimed or other remedy requested. No governmental entity has at any time challenged or questioned the legal right of the Company to manufacture, offer or sell any of its products in the present manner or style thereof.

         2.16 Insurance. The Company maintains valid and enforceable insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company, and such insurance policies and fidelity bonds, which are identified in Schedule 2.16, contain provisions which are reasonable and customary in the Company's industry, and there is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company is otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). The Company has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

         2.17 Minute Books. The minute books of the Company made available to counsel for Buyer are the only minute books of the Company and contain a reasonably accurate summary of all meetings of directors (or committees thereof) and stockholders or actions by written consent since the time of incorporation of the Company.

         2.18     Environmental Matters.

                  (a) Hazardous Materials. The Company has not operated any underground storage tanks, and has no knowledge of the existence, at any time, of any underground storage tank (or related piping or pumps), at any property that the Company has at any time owned, operated, occupied or leased. No Hazardous Materials (as defined below) are present as a result of the actions or omissions of the Company, or, to the Company's knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company has at any time owned, operated, occupied or leased.

                  (b) Hazardous Materials Activities. The Company has not transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing, nor has the Company disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to as "Hazardous Materials Activities") in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

                  (c) Permits. The Company currently holds all environmental approvals, permits, licenses, clearances and consents (the "Environmental
Permits") necessary for the conduct of the Company's Hazardous Material Activities and other businesses of the Company as such activities and businesses are currently being conducted.

                  (d) Environmental Liabilities. No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Company's knowledge, threatened concerning any Environmental Permit, Hazardous Material or any Hazardous Materials Activity of the Company. The Company is not aware of any fact or circumstance which could involve the Company in any environmental litigation or impose upon the Company any environmental liability.

                  (e) Definition of "Hazardous Materials". As used herein, "Hazardous Materials" shall mean any substance that has been designated by any Governmental Entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, oil and petroleum products, urea-formaldehyde and all substances listed as a "hazardous substance," "hazardous waste," "hazardous material" or "toxic substance" or words of similar import, under any law, including but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act of 1976, as amended; the Federal Water Pollution Control Act, as amended; the Clean Air Act, as amended, and the regulations promulgated pursuant to such laws.

         2.19 Brokers' and Finders' Fees; Third Party Expenses. Except as set forth on Schedule 2.19, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby. Schedule 2.19 sets forth the principal terms and conditions of any agreement, written or oral, with respect to such fees.
Schedule 2.19 sets forth the Company's current reasonable estimate of all Third Party Expenses (as defined in Section 4.4) expected to be incurred by the Company in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby.

         2.20     Employee Matters and Benefit Plans.

                  (a) Definitions. With the exception of the definition of "Affiliate" set forth in Section 2.20(a)(i) below (which definition shall apply only to this Section 2.20), for purposes of this Agreement, the following terms shall have the meanings set forth below:

     (i) "Affiliate" shall mean any other person or entity under common control with the Company within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations thereunder;

     (ii) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

     (iii) "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended;

     (iv) "Company Employee Plan" shall refer to any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether formal or informal, funded or unfunded and whether or not legally binding, including without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any "Employee" (as defined below), or pursuant to which the Company or any Affiliate has or may have any material liability contingent or otherwise;

     (v) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended;

     (vi) "Employee" shall mean any current, former, or retired employee, consultant, or director of the Company or any Affiliate;

     (vii) "Employee Agreement" shall refer to each management, employment, stock purchase, severance, separation, consulting, relocation, loan, repatriation, expatriation, visas, work permit or similar agreement, contract or arrangement between the Company or any Affiliate and any Employee or consultant;

     (viii) "IRS" shall mean the Internal Revenue Service;

     (ix) "Multiemployer Plan" shall mean any "Pension Plan" (as defined below) which is a "multiemployer plan", as defined in Section 3(37) of ERISA; and

     (x) "Pension Plan" shall refer to each Company Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

                  (b) Schedule. Schedule 2.20(b) contains an accurate and complete list of each Company Employee Plan and each Employee Agreement, together with a schedule of all liabilities, whether or not accrued, under each such Company Employee Plan or Employee Agreement. The Company does not have any plan or commitment, whether legally binding or not, to establish any new Company Employee Plan or Employee Agreement, to modify any Company Employee Plan or

Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any applicable law, in each case as previously disclosed to Buyer in writing, or as required by this Agreement), or to enter into any Company Employee Plan or Employee Agreement, nor does it have any intention or commitment to do any of the foregoing.

                  (c) Documents. The Company has provided to Buyer (i) correct and complete copies of all documents embodying or relating to each Company Employee Plan and each Employee Agreement including all amendments thereto and written interpretations thereof; (ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan; (iii) the three most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each Company Employee Plan or related trust; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets; (v) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each Company Employee Plan; (vi) all IRS determination letters and rulings relating to Company Employee Plans and copies of all applications and correspondence to or from the IRS or the Department of Labor ("DOL") with respect to any Company Employee Plan; (vii) all communications material to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability to the Company; and (viii) all registration statements and prospectuses prepared in connection with each Company Employee Plan.

                  (d) Employee Plan Compliance. Except as set forth on Schedule 2.20(d), (i) the Company has performed in all material respects all obligations required to be performed by it under each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (ii) no "prohibited transaction," within the meaning of
Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Company Employee Plan; (iii) there are no actions, suits or claims pending, or, to the knowledge of the Company, threatened or anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; and (iv) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to the Company, Buyer or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event); (v) there are no inquiries or proceedings pending or, to the knowledge of the Company or any affiliates, threatened by the IRS or DOL with respect to any Company Employee Plan; and (vi) neither the Company nor any Affiliate is subject to any penalty or tax with respect to any Company Employee Plan under
Section 402(i) of ERISA or Section 4975 through 4980 of the Code.

                  (e) Pension Plans. Neither the Company nor any Affiliate has ever maintained, established, sponsored, participated in, or contributed to, any Pension Plan which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

                  (f) Multiemployer Plans. At no time has the Company or any Affiliate contributed to or been requested to contribute to any Multiemployer Plan.

                  (g) No  Post-Employment  Obligations.  Except  as set forth in
Schedule 2.20(g), no Company Employee Plan provides, or has any liability to provide, life insurance, medical or other employee benefits to any Employee upon his or her retirement or termination of employment for any reason, except as may be required by statute, and the Company has never represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by statute.

                  (h) COBRA. Neither the company nor any affiliate has, prior to the Closing and in any material respect, violated any of the health care continuation requirements of COBRA, the requirements of FMLA or any similar provisions of state law applicable to its Employees.

                  (i)      Effect of Transaction.

                    (i) Except as set forth on Schedule 2.20(i)(i), the execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

                    (ii) Except as set forth on Schedule 2.20(i)(ii), no payment or benefit which will or may be made by the Company or its Affiliates or by Buyer or any of its affiliates with respect to any Employee as a result of the transactions contemplated by this Agreement or otherwise will be characterized as "parachute payment", within the meaning of Section 280G(b)(2) of the Code (but without regard to clause (ii) thereof).

                  (j) Employment Matters. The Company (i) is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees

(other than routine payments to be made in the normal course of business and consistent with past practice).

                  (k) Labor. No work stoppage or labor strike against the Company is pending or, to the best knowledge of the Company, threatened. Except as set forth in Schedule 2.20(k), the Company is not involved in or, to the knowledge of the Company, threatened with, any labor dispute, grievance, or litigation relating to labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, result in liability to the Company. Neither the Company nor any of its subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, directly or indirectly result in a liability to the Company. Except as set forth in Schedule 2.20(k), the Company is not presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company.

         2.21 Employees. To the best of the Company's knowledge, no employee of the Company (i) is in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use of trade secrets or proprietary information of others and (ii) has given notice to the Company, nor is the Company otherwise aware, that any employee intends to terminate his or her employment with the Company.

         2.22 Governmental Authorizations and Licenses. The Company possesses all consents, licenses, permits, grants or other authorizations issued to the Company by a governmental entity (i) pursuant to which the Company currently operates or holds any interest in any of its properties or (ii) which is required for the operation of its business or the holding of any such interest therein (collectively called "Company Authorizations"), except for those Company Authorizations which the Company's failure to possess would not constitute a Material Adverse Effect, which Company Authorizations are in full force and effect and constitute all Company Authorizations required to permit the Company to operate or conduct its business or hold any interest in its properties or assets.

         2.23 Pooling of Interests. To the Company's knowledge, based on consultation with its independent accountants, neither the Company nor any of its directors or officers, nor any Seller, has taken any action which would interfere with Buyer's ability to account for the Acquisition as a pooling of interests.

         2.24 Representations Complete. None of the representations or warranties made by the Company or the Sellers (as modified by the Company Schedules), nor any statement made in any schedule or certificate furnished by the Company or a Seller pursuant to this Agreement, contains or will contain at the Closing, any untrue statement of a material fact, or omits or will omit at the Closing to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

         2.25 Representations of each Seller. Each Seller represents and warrants as follows:

                  (a) This Agreement has been duly authorized, executed and delivered by and constitutes a valid and binding obligation of Seller.

                  (b) The execution and delivery by Seller of, and the performance by Seller of his or her obligations under this Agreement, does not and will not contravene any provision of applicable law, or any agreement or other instrument binding upon Seller or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by Seller of his or her obligations under this Agreement.

                  (c) Seller has valid marketable title to the Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, and to sell, transfer and deliver the Shares to Buyer.

                  (d) Delivery of the certificates for the Shares pursuant to this Agreement will pass valid and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

                  (e) Seller understands that the Buyer Common Stock being issued pursuant to this Agreement will not be registered under the Securities Act of 1933, as amended, on the basis that the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) and/or Rule 506 thereof, and that Advent's reliance on such exemption is based on Seller's representations set forth in the Stockholder's Certificate.


                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Company and the Sellers as follows:

         3.1 Organization, Standing and Power. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on Buyer as a whole.

         3.2 Authority. Buyer has all requisite corporate power and authority to enter into this Agreement and the exhibits attached hereto to which it is a party (the "Buyer Related Agreements") and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Buyer Related Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Buyer. Each of this Agreement and the Buyer Related Agreements has been duly executed and delivered by Buyer and constitutes the valid and binding obligations of Buyer, enforceable in accordance with its terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

         3.3      Capital Structure.

                  (a) The authorized stock of Buyer consists of 40,000,000 shares of Common Stock, of which 7,582,000 shares were issued and outstanding as of December 31, 1997, and 2,000,000 shares of Preferred Stock, none of which is issued or outstanding. All such shares have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof.

                  (b) The shares of Buyer Common Stock to be issued in connection with the Acquisition, when issued, will be duly authorized, validly issued, fully paid and non-assessable.

         3.4 SEC Documents; Buyer Financial Statements. Buyer has furnished or made available to the Company true and complete copies of all reports or registration statements filed by it with the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for all periods since January 1, 1997, all in the form so filed (all of the foregoing being collectively referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as the case may be, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the SEC. The financial statements of Buyer, including the notes thereto, included in the SEC Documents (the "Buyer Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10- Q of the SEC) and present fairly the consolidated financial position of Buyer at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal audit adjustments). There has been no change in Buyer accounting policies except as described in the notes to the Buyer Financial Statements.

         3.5 No Material Adverse Change. Since the date of the balance sheet included in the Buyer's most recently filed report on Form 10-Q or Form 10-K, Buyer has conducted its business in the ordinary course and there has not occurred: (a) any material adverse change in the financial condition, liabilities, assets or business of Buyer; (b) any amendment or change in the Certificate of Incorporation or Bylaws of Buyer, or (c) any damage to, destruction or loss of any assets of the Buyer (whether or not covered by insurance) that materially and adversely affects the financial condition or business of Buyer.

         3.6 Litigation. There is no action, suit, proceeding, claim, arbitration or investigation pending, or as to which Buyer has received any notice of assertion against Buyer, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.


                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

         4.1      Sale and Registration of Shares; Stockholder Matters.

                  (a) Sale of Shares. The parties hereto acknowledge and agree that the shares of Buyer Common Stock issuable to the stockholders pursuant to
Section 1.2 hereof shall constitute "restricted securities" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The certificates for shares of Buyer Common Stock to be issued in connection with the Acquisition shall bear appropriate legends to identify such privately placed shares as being restricted under the Securities Act, to comply with applicable state securities laws and, if applicable, to notice the restrictions on transfer pursuant to the Affiliate Agreement (as defined below). It is acknowledged and understood that Buyer is relying upon certain written representations made by each stockholder.

                  (b) Stockholder's Certificate. The Company will cause each stockholder of the Company to execute and deliver to Buyer a Stockholder's
Certificate in the form attached hereto as Exhibit D (the "Stockholder's Certificate").

                  (c) Registration Rights. Buyer shall grant each Seller limited demand registration rights and participation rights with respect to certain registrations of equity securities effected by Buyer, as set forth in the Declaration of Registration Rights attached hereto as Exhibit E. Participation by Sellers in any such registration shall be subject to the terms and conditions set forth in the Declaration of Registration Rights attached hereto as Exhibit E.

         4.2 Access to Information. Each party shall afford the others and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to (a) all of its properties, books, contracts, commitments and records, and (b) all other information concerning its business, properties and personnel (subject to restrictions imposed by applicable law) as the others may reasonably request, subject, in the case of Buyer, to reasonable limits on access to its technical and other nonpublic information. No information or knowledge obtained in any investigation pursuant to this Section 4.2 shall affect or be deemed to modify any representation or warranty contained herein.

         4.3 Confidentiality. Each of the parties hereto hereby agrees to keep such information or knowledge obtained in any investigation pursuant to Section 4.2, or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, confidential, and also agrees not to use such knowledge or information; provided, however, that the foregoing shall not apply to information or knowledge which (a) a party can demonstrate was already lawfully in its possession on a non-confidential basis prior to the disclosure thereof by the other party, (b) is generally known to the public and did not become so known through any violation of law, (c) became known to the public through no fault of such party, (d) is later lawfully acquired by such party from other sources, (e) is required to be disclosed by order of court or government agency with subpoena powers or (f) which is disclosed in the course of any litigation between any of the parties hereto.

         4.4 Expenses. Whether or not the Acquisition is consummated, all fees and expenses incurred in connection with the Acquisition including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby shall be the obligation of the respective party incurring such fees and expenses; provided, however, that no later than thirty (30) days after the Closing, the Sellers shall pay to Buyer a value equal to the amount by which all broker and finder fees incurred by the Company and all fees and expenses payable to any legal advisor, accountant, consultant or other third party retained by the Company on its own behalf or on behalf of such Sellers prior to the Closing (excluding expenses of financial advisors) exceed in the aggregate $30,000.

         4.5 Public Disclosure. Unless otherwise required by law (including, without limitation, federal and state securities laws) or, as to Buyer, by the rules and regulations of The Nasdaq Stock Market, Inc. prior to the Closing, no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement shall be made by any party hereto unless approved by Buyer and the Company prior to release, provided that such approval shall not be unreasonably withheld.

         4.6 Consents. The Company shall use its best efforts to obtain the consents, waivers and approvals under any of the Contracts as may be required in connection with the Acquisition (all of such consents, waivers and approvals are set forth in Company Schedules) so as to preserve all rights of and benefits to the Company thereunder.

         4.7 FIRPTA Compliance. On or prior to the Closing Date, the Company shall deliver to Buyer a properly executed statement in a form reasonably acceptable to Buyer for purposes of satisfying Buyer's obligations under Treasury Regulation Section 1.1445-2(c)(3).

         4.8 Commercially Reasonable Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its commercially reasonable efforts to ensure that its representations and warranties remain true and correct in all material respects, and to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement; provided that Buyer shall not be required to agree to any divestiture by Buyer or the Company or any of Buyer's subsidiaries or affiliates of shares of capital stock or of any business, assets or property of Buyer or its subsidiaries or affiliates or the Company or its affiliates, or the imposition of any material limitation on the ability of any of them to conduct their businesses or to own or exercise control of such assets, properties and stock.

         4.9 Notification of Certain Matters. The Company shall give prompt notice to Buyer, and Buyer shall give prompt notice to the Company, of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Company or Buyer, respectively, contained in this Agreement to be untrue or inaccurate at or prior to the Closing and (ii) any failure of the Company or Buyer, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.9 shall not limit or otherwise affect any remedies available to the party receiving such notice.

         4.10 Pooling Accounting. The Company and the Sellers shall use their best efforts to cause the business combination to be effected by the Acquisition to be accounted for as a pooling of interests. Each of the Company and the Sellers shall use its respective best efforts to cause (as applicable) its respective employees, directors and affiliates not to take any action that would adversely affect the ability of Buyer to account for the business combination to be effected by the Acquisition as a pooling of interests.

         4.11 Affiliate Agreements. Schedule 4.11 sets forth those persons who, in the Company's reasonable judgment, are or may be "affiliates" of the Company within the meaning of Rule 145 (each such person an "Affiliate") promulgated under the Securities Act ("Rule 145"). The Company shall provide Buyer such information and documents as Buyer shall reasonably request for purposes of reviewing such list. The Company has delivered or shall cause to be delivered to Buyer, concurrently with the execution of this Agreement from its Affiliates, an executed Affiliate Agreement in the form attached hereto as Exhibit F. Buyer shall be entitled to place appropriate legends on the certificates evidencing any Buyer Common Stock to be received by such Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Buyer Common Stock, consistent with the terms of such Affiliate Agreements.

         4.12 Additional Documents and Further Assurances. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

         4.13 Nasdaq National Market Listing. Buyer shall authorize for listing on The Nasdaq National Market the shares of Buyer Common Stock issuable, and those required to be reserved for issuance, in connection with the Acquisition, upon official notice of issuance.

         4.14 Company's Auditors. The Company will use its commercially reasonable efforts to cause its management and its independent accountants to facilitate on a timely basis (i) the preparation of financial statements (including pro forma financial statements if required) as required by Buyer to comply with applicable SEC regulations, and (ii) the review of the Company's audit work papers for up to the past three years, including the examination of selected interim financial statements and data.

         4.15 Employment and Non-Competition Agreements. Concurrently with the execution of this Agreement, each Seller will deliver an executed Employment and Non-Competition Agreement in substantially the form attached hereto as Exhibit G, and the Sellers shall cause Ephy Torenberg to deliver an executed Employment and Non-Competition Agreement in substantially the form attached hereto as Exhibit H.

         4.16 Indemnification for Not Constituting a Reorganization. In the event that the Acquisition is determined not to constitute a reorganization within the meaning of Section 368(a) of the Code solely and exclusively as a result of an action or omission on the part of Buyer, Buyer agrees to indemnify and hold Sellers harmless for, from and against any Loss as defined in Section
5.1 directly associated with that determination, up to a maximum of $1,000,000.

         4.17 Tax Filings. The Company shall be responsible for filing all federal and state income tax returns of the Company for taxable periods ending on the day before the Closing or thereafter; however, the Shareholders shall have the right to review and comment on all tax returns for all periods in which the Company is taxed as an S Corporation. Such returns shall be prepared and filed in accordance with applicable law and in a manner consistent with past practices. After the Closing, Buyer and the Company, on the one hand, and the Shareholders, on the other hand, will make available to the other, as reasonably requested, all information, records or documents relating to the liability for Taxes of the Company for all periods ending on or prior to the Closing and will preserve such information, records or documents until the expiration of any applicable statute of limitations or extensions thereof.


                                    ARTICLE V

                             INDEMNIFICATION; ESCROW

         5.1 Indemnification. The Sellers, jointly and severally, agree to indemnify and hold Buyer, its officers, directors, and affiliates (including the Company) harmless for, from and against any claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees and expenses, and expenses of investigation and defense (hereinafter individually a "Loss" and collectively "Losses") incurred by Buyer, its officers, directors, or affiliates (including the Company) directly or indirectly as a result of any inaccuracy or breach of a representation or warranty of the Company or the

Sellers contained in Article II herein (as modified by the Company Schedules, without giving effect to any update thereto), or any failure by the Company to perform or comply with any covenant contained herein; provided, however, that the Seller's joint and several liability hereunder shall not exceed an amount equal to fifty percent of the value of the Consideration (as determined by multiplying the Buyer Share Number by the Average Price). Buyer and the Company each acknowledge that such Losses, if any, would relate to unresolved contingencies existing at the Closing, which if resolved at the Closing, would have led to a reduction in the aggregate Consideration. Nothing herein shall limit the liability of the Company for any breach of any representation, warranty or covenant if the Acquisition does not close.

         5.2 Escrow Period. Subject to the following requirements, the Escrow Fund (as defined in Section 5.3(a) below) shall be in existence immediately following the Closing and shall terminate at 5:00 p.m., California time, on the date of the auditor's report for the audit of Buyer's financial statements for the year ending December 31, 1998 which includes the results of the Company (the "Escrow Period"); provided that the Escrow Period shall not terminate with respect to such amount (or some portion thereof) that is necessary (as defined in Section 5.3(a) below) in the reasonable judgment of Buyer, subject to the objection of the Securityholder Agent (as defined below) and the subsequent arbitration of the matter in the manner provided in Section 5.3(f) hereof, to satisfy any unsatisfied claims concerning facts and circumstances existing prior to the termination of such Escrow Period specified in any Officer's Certificate (as defined in Section 5.3(d) below) delivered to the Escrow Agent prior to termination of such Escrow Period; provided further that the Escrow Fund will terminate in full upon final and complete resolution of all disputed matters.

         5.3      Escrow Arrangements.

                  (a) Escrow Fund. At the Closing, as partial security for the indemnity provided in Section 5.1, the Sellers will be deemed to have received and deposited with the Escrow Agent (as defined below) the Escrow Amount (plus any additional shares as may be issued upon any stock split, stock dividend or recapitalization effected by Buyer after the Closing) without any act of any stockholder. As soon as practicable after the Closing, the Escrow Amount, without any act of any Seller, will be deposited with an institution acceptable to Buyer and the Securityholder Agent (as defined in Section 5.3(g) below)) as Escrow Agent (the "Escrow Agent"), such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth herein and at Buyer's cost and expense. The portion of the Escrow Amount contributed on behalf of each stockholder of the Company shall be in proportion to the aggregate amount of Buyer Common Stock which such holder would otherwise be entitled under Section
1.2. The Escrow Fund shall be available to compensate Buyer and its affiliates for any Losses incurred by Buyer, its officers, directors, or affiliates (including the Company) directly or indirectly as a result of any inaccuracy or breach of a representation or warranty of the Company contained in Article II herein (as modified by the Company Schedules, without giving effect to any update thereto), or any failure by the Company to perform or comply with any covenant contained herein; provided, however, that Buyer may not receive any shares from the Escrow Fund unless and until such Losses exceed in the aggregate $100,000, in which event Buyer shall receive shares equal in value to the full amount of such Losses. Buyer and the Company each acknowledge that such Losses, if any, would relate to unresolved contingencies existing at the Closing, which if resolved at the Closing would have led to a reduction in the aggregate Consideration. Nothing herein shall limit the liability of the Company for any breach of any representation, warranty or covenant if the Acquisition does not close.

                  (b) Distribution upon Termination of Escrow Period. Upon termination of the Escrow Period, (i) the Company shall notify the Escrow Agent of such termination, and (ii) the Escrow Agent shall deliver to the stockholders of the Company that portion of the Escrow Fund that is not required to satisfy any claims made by Buyer pursuant to Section 5.3(d) hereof. Deliveries of Escrow Amounts to the stockholders of the Company pursuant to this Section 5.3(b) shall be made in proportion to their respective original contributions to the Escrow Fund.

                  (c)      Protection of Escrow Fund.

                         (i) The  Escrow  Agent  shall  hold and  safeguard  the
                    Escrow Fund during the Escrow Period, shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of Buyer or the Company's stockholders and shall hold and dispose of the Escrow Fund only in accordance with the terms hereof.

                         (ii) Any shares of Buyer  Common  Stock or other equity
                    securities issued or distributed by Buyer (including shares issued upon a stock split) ("New Shares") in respect of Buyer Common Stock in the Escrow Fund which have not been released from the Escrow Fund shall be added to the Escrow Fund and become a part thereof. New Shares issued in respect of shares of Buyer Common Stock which have been released from the Escrow Fund shall not be added to the Escrow Fund but shall be distributed to the recordholders thereof. Cash dividends on Buyer Common Stock shall not be added to the Escrow Fund but shall be distributed to the recordholders thereof.

                         (iii) Each  stockholder  shall have voting  rights with
                    respect to the shares of Buyer Common Stock contributed to the Escrow Fund by such stockholder (and on any New Shares added to the Escrow Fund in respect of such shares of Buyer Common Stock).

                  (d)      Claims Upon Escrow Fund.

                         (i) Upon  receipt by the Escrow Agent at any time on or
                    before the last day of the Escrow Period of a certificate signed by any officer of Buyer (an "Officer's Certificate"):
                    (A) stating that Buyer has paid or properly accrued or reasonably anticipates that it will have to pay or accrue Losses caused directly or indirectly by any inaccuracy, or breach of a representation or warranty of the Company or a Seller contained in Article II hereof (as modified by the Company Schedules, without giving effect to any update thereto) or any failure by the Company to perform or comply with any covenant contained therein, and (B) specifying in reasonable detail the individual items of Losses included in the amount so stated, the date each such item was paid or properly accrued, or the basis for such anticipated liability, and the nature of the misrepresentation, breach of warranty or covenant to which such item is related, the Escrow Agent shall, subject to the provisions of Section 5.3(e) hereof, deliver to Buyer out of the Escrow Fund, as promptly as practicable, shares of Buyer Common Stock held in the Escrow Fund in an amount equal to any Losses incurred or accrued by Buyer.

                         (ii) For the  purposes  of  determining  the  number of
                    shares of Buyer Common Stock to be delivered to Buyer out of the Escrow Fund pursuant to Section 5.3(d)(i) hereof, each share of Buyer Common Stock shall be valued at the average of the closing prices of Buyer's Common Stock on the principal securities exchange on which Buyer's Common Stock is then traded, or if not so traded, The Nasdaq National
                    Market, in either case as reported in The Wall Street Journal for the twenty (20) consecutive trading days ending on the date that is one (1) trading day prior to the Closing Date. Buyer and the Securityholder Agent shall certify such fair market value in a certificate signed by both Buyer and the Securityholder Agent, and shall deliver such certificate to the Escrow Agent.

                  (e) Objections to Claims. At the time of delivery of any Officer's Certificate to the Escrow Agent, a duplicate copy of such certificate shall be delivered to the Securityholder Agent and for a period of thirty (30) days after such delivery, the Escrow Agent shall make no delivery to Buyer of any Escrow Amounts pursuant to Section 5.3(d) hereof unless the Escrow Agent shall have received written authorization from the Securityholder Agent to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall make delivery of shares of Buyer Common Stock from the Escrow Fund in accordance with Section 5.3(d) hereof, provided that no such payment or delivery may be made if the Securityholder Agent shall object in a written statement to the claim made in the Officer's Certificate, and such statement shall have been delivered to the Escrow Agent prior to the expiration of such thirty (30) day period.

                  (f)  Resolution of Conflicts; Arbitration.

                         (i) In case the Securityholder Agent shall so object in
                    writing to any claim or claims made in any Officer's Certificate, the Securityholder Agent and Buyer shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims. If the Securityholder Agent and Buyer should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and distribute shares of Buyer Common Stock from the Escrow Fund in accordance with the terms thereof.

                         (ii) If no such  agreement  can be  reached  after good
                    faith negotiation, either Buyer or the Securityholder Agent may demand arbitration of the matter unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration shall not be commenced until such amount is ascertained or both parties agree to arbitration; and in either such event the matter shall be settled by arbitration conducted by one arbitrator. Buyer and the Securityholder Agent shall agree on such arbitrator; provided that if Buyer and the Securityholder Agent cannot agree on such arbitrator, either Buyer or the Securityholder Agent can request that the Judicial Arbitration and Mediation Services ("JAMS") select the arbitrator. The arbitrator selected shall determine the dispute in accordance with Article V of this Agreement. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator as to the validity and amount of any claim in such Officer's Certificate shall be binding and conclusive upon the parties to this Agreement, and notwithstanding anything in Section 5.3(e) hereof, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund in accordance therewith. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrator.

                         (iii) Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction. Any such arbitration shall be held in Santa Clara County, California under the rules then in effect of the American Arbitration Association. For purposes of this Section 5.3(f), in any arbitration hereunder in which any claim or the amount thereof stated in the Officer's Certificate is at issue, Buyer shall be deemed to be the Non-Prevailing Party in the event that the arbitrators award Buyer less than the sum of one-half (1/2) of the disputed amount plus any amounts not in dispute; otherwise, the stockholders of the Company as represented by the Securityholder Agent shall be deemed to be the Non-Prevailing Party. The Non-Prevailing Party to an arbitration shall pay its own expenses, the fees of each arbitrator, the administrative costs of the arbitration and the expenses, including without limitation, reasonable attorneys' fees and costs, incurred by the other party to the arbitration.

                  (g)      Securityholder Agent of the Stockholders;
Power of Attorney.

                         (i) Upon Closing, and without further act of any stockholder, Dov Torenberg shall be appointed as agent and attorney-in-fact (the "Securityholder Agent") for each stockholder of the Company (except such stockholders, if any, as shall have perfected their appraisal or dissenters' rights under California Law), for and on behalf of stockholders of the Company, to give and receive notices and communications, to authorize delivery to Buyer of shares of Buyer Common Stock from the Escrow Fund in satisfaction of claims by Buyer, to object to such deliveries, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims, and to take all actions necessary or appropriate in the judgment of Securityholder Agent for the accomplishment of the foregoing. Such agency may be changed by the stockholders of the Company from time to time upon not less than thirty (30) days prior written notice to Buyer; provided that the Securityholder Agent may not be removed unless holders of a two-thirds interest of the Escrow Fund agree to such removal and to the identity of the substituted agent. Any vacancy in the position of Securityholder Agent may be filled by approval of the holders of a majority in interest of the Escrow Fund. No bond shall be required of the Securityholder Agent, and the Securityholder Agent shall not receive compensation for his or her services. Notices or communications to or from the Securityholder Agent shall constitute notice to or from each of the stockholders of the Company.

                         (ii) The  Securityholder  Agent shall not be liable for
                    any act done or omitted hereunder as Securityholder Agent while acting in good faith and in the exercise of reasonable judgment. The stockholders of the Company on whose behalf the Escrow Amount was contributed to the Escrow Fund shall severally indemnify the Securityholder Agent and hold the Securityholder Agent harmless against any loss, liability or expense incurred without negligence or bad faith on the part of the Securityholder Agent and arising out of or in connection with the acceptance or administration of the Securityholder Agent's duties hereunder, including the reasonable fees and expenses of any legal counsel retained by the Securityholder Agent.

                  (h) Actions of the Securityholder Agent. A decision, act, consent or instruction of the Securityholder Agent shall constitute a decision of all the stockholders for whom a portion of the Escrow Amount otherwise issuable to them are deposited in the Escrow Fund and shall be final, binding and conclusive upon each of such stockholders, and the Escrow Agent and Buyer may rely upon any such decision, act, consent or instruction of the Securityholder Agent as being the decision, act, consent or instruction of each every such stockholder of the Company. The Escrow Agent and Buyer are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Securityholder Agent.

                  (i) Third-Party Claims. In the event Buyer becomes aware of a third-party claim which Buyer intends to assert for a demand against the Escrow Fund, Buyer shall notify the Securityholder Agent of such claim. Buyer shall have the right in its sole discretion to settle any such claim; provided, however, that except with the consent of the Securityholder Agent, no settlement of any such claim with third-party claimants shall alone be determinative of the amount of any claim against the Escrow Fund.

                  (j)      Escrow Agent's Duties.

                         (i) The Escrow  Agent shall be  obligated  only for the
                    performance of such duties as are specifically set forth herein, and as set forth in any additional written escrow instructions which the Escrow Agent may receive after the date of this Agreement which are signed by an officer of Buyer and the Securityholder Agent, and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any act done or omitted hereunder as Escrow Agent while acting in good faith and in the exercise of reasonable judgment, and any act taken, suffered, or permitted pursuant to the advice of counsel shall be conclusive evidence of such good faith.

                         (ii) The Escrow Agent is hereby expressly authorized to
                    comply with and obey orders, judgments or decrees of any court of law, notwithstanding any notices, warnings or other communications from any of the parties hereto or any other person to the contrary. In case the

                    Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                         (iii) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

                         (iv) The  Escrow  Agent  shall  not be  liable  for the
                    expiration of any rights under any statute of limitations with respect to this Agreement or any documents deposited with the Escrow Agent.

                         (v) In performing any duties under the  Agreement,  the
                    Escrow Agent shall not be liable to any party for damages, losses, or expenses, except for gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent shall not incur any such liability for (A) any act or failure to act made or omitted in good faith, or (B) any action taken or omitted in reliance upon any instrument, including any written statement or affidavit provided for in this Agreement that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations, or determining the scope of any representative authority. In addition, the Escrow Agent may consult with legal counsel in connection with Escrow Agent's duties under this Agreement. The Escrow Agent is not responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement.

                         (vi) If any  controversy  arises between the parties to
                    this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all documents and shares of Buyer Common Stock and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow Agent's discretion, the Escrow Agent deems may be required, despite what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for damages.

                         (vii) The parties and their  respective  successors and
                    assigns agree jointly and severally to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees, and disbursements that may be imposed on Escrow Agent or incurred by Escrow Agent in connection with the performance of his/her duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter.

                         (viii) The Escrow Agent may resign at any time upon giving at least thirty (30) days written notice to the parties; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent which shall be accomplished as follows: the parties shall use their best efforts to mutually agree on a successor escrow agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, the Escrow Agent shall have the right to appoint a successor escrow agent authorized to do business in the State of California. The successor escrow agent shall execute and deliver an instrument accepting such appointment in form and substance acceptable to Buyer and Securityholder Agent and it shall, without further acts, be vested with all the estates, properties, rights, powers, and duties of the predecessor escrow agent as if originally named as escrow agent. The predecessor escrow agent shall be discharged from any further duties and liability under this Agreement upon the execution by such successor of such agreement.

                  (k) Fees. All fees of the Escrow Agent for performance of its duties hereunder shall be paid by Buyer. It is understood that the fees and usual charges agreed upon for services of the Escrow Agent shall be considered compensation for ordinary services as contemplated by this Agreement. In the event that the conditions of this Agreement are not promptly fulfilled, or if the Escrow Agent renders any service not provided for in this Agreement, or if the parties request a substantial modification of its terms, or if any controversy arises, or if the Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorney's fees, and expenses occasioned by such default, delay, controversy or litigation. Buyer promises to pay these sums upon demand.


                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall (except to the extent that survival is necessary to effectuate the intent of such provisions) not survive the consummation of the Acquisition and shall terminate at the Closing; provided, however, that, notwithstanding the foregoing, the representations and warranties of the Company and the Sellers set forth in Article II hereof shall survive the Closing and terminate two (2) years after the Closing Date.

         6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to Buyer to:

                           Advent Software, Inc.
                           301 Brannan Street
                           San Francisco, California 94107
                           Attention: Irv Lichtenwald
                           Telephone No.: (415) 543-7696
                           Facsimile No.:  (415) 777-0794

                           with a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California 94304-1050
                           Attention:  Mark A. Bertelsen, Esq.
                           Telephone No.:  (650) 493-9300
                           Facsimile No.:   (650) 493-6811

                  (b)      if to the Company, to:

                           MicroEdge, Inc.
                           619 West 54th St., 10th Floor
                           New York, New York 10019
                           Attention: Dov Torenberg
                           Telephone No.:  (212) 757-1522
                           Facsimile No.: (212) 757-1713

                           with a copy to:
                           Moskowitz Altman & Hughes LLP
                           11 East 44th Street
                           New York, New York 10017
                           Attention:  John J. Hughes, Esq.
                           Telephone No.:  (212) 953-1121
                           Facsimile No.:  (212) 953-2437

                  (c)      if to the Securityholder Agent:

                           Dov Torenberg
                           147 Chestnut Street
                           Englewood, NJ 07631
                           Telephone No.:
                           Facsimile No.:

                  (d)      if to the Escrow Agent:

                           First Trust of California, N.A.
                           1 California Street, 4th Floor
                           San Francisco, CA 94111
                           Attention: Barbara Wise
                           Telephone No.: 415-273-4530
                           Facsimile No.: 415-273-4593

         6.3 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         6.5 Entire Agreement; Assignment. This Agreement, the Schedules and Exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided, except that Buyer may assign its rights and delegate its obligations hereunder to its affiliates.

         6.6 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         6.7 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

         6.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

         6.9      Arbitration.

                  (a) The parties  shall attempt in good faith to agree upon the rights of the respective parties with respect to any dispute or controversy arising out of, relating to, or in connection with this Agreement or the interpretation, validity, construction, performance, breach or complete termination thereof.

                  (b) If no such agreement can be reached after good faith negotiation, either of the parties may demand arbitration of the matter (except any such dispute or controversy related to Article V or Section 2.11 or 2.15 of this Agreement) and the matter shall be settled by arbitration conducted by one arbitrator. Buyer and the Company shall agree on the arbitrator; provided that if Buyer and the Company cannot agree on one arbitrator, either Buyer or the Company can request that the JAMS select the arbitrator. The arbitrator selected by the JAMS shall determine the dispute in accordance with Section 6.9. The arbitrator shall set a limited time period and establish procedures designed to reduce the cost and time for discovery while allowing the parties an opportunity, adequate in the sole judgment of the arbitrator, to discover relevant information from the opposing parties about the subject matter of the dispute. The arbitrator shall rule upon motions to compel or limit discovery and shall have the authority to impose sanctions, including attorneys' fees and costs, to the same extent as a court of competent law or equity, should the arbitrator determine that discovery was sought without substantial justification or that discovery was refused or objected to without substantial justification. The decision of the arbitrator shall be final, conclusive and binding upon the parties to this Agreement. Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the award, judgment, decree or order awarded by the arbitrator.

                  (c) Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction. In the event that any such arbitration is requested by Buyer, such arbitration shall be held in New York, New York, and in the event that any such arbitration is requested by any Seller, the Company, or the Escrow Agent, such arbitration shall be held in San Francisco, California, in any case under the rules then in effect of JAMS. For purposes of this Section 6.9, in any arbitration hereunder, the non-prevailing Party to an arbitration shall pay its own expenses, the fees of the arbitrator, the administrative costs of the arbitration and the expenses, including without limitation, reasonable attorneys' fees and costs, incurred by the other party to the arbitration.

         6.10 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         6.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Buyer, each Seller, the Company and the Securityholder Agent (but only as to Articles V and VI for Securityholder Agent) and have caused this Agreement to be signed by their duly authorized respective officers, all as of the date first written above.

BUYER                                                         COMPANY


By:                                                           By:

Name:                                                         Name:

Title:                                                        Title:



SECURITYHOLDER AGENT                                          SELLERS


By:                                                           By:

Name:                                                         Name:

Title:                                                        Title:



ESCROW AGENT

By:

Name:

Title:









                  [Signature Page to Reorganization Agreement]

                                                                      EXHIBIT A

                                   THE SELLERS




Dov Torenberg

Ximena Florez

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                             ADVENT SOFTWARE, INC.,

                                MICROEDGE, INC.,

                                       AND

                                   THE SELLERS



                          Dated as of February 28, 1998

                                TABLE OF CONTENTS
                                                                           Page

ARTICLE I  THE ACQUISITION OF SHARES..........................................1
 1.1      Purchase and Sale of Shares.........................................1
 1.2      Consideration.......................................................1
 1.3      Closing; Delivery...................................................2
 1.4      Directors and Officers..............................................4
 1.5      Lost, Stolen or Destroyed Certificates..............................4
 1.6      Tax and Accounting Consequences.....................................4

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE COMPANY .................. 4
 2.1      Organization of the Company........................................4
 2.2      Company Capital Structure..........................................5
 2.3      Subsidiaries.......................................................5
 2.4      Authority..........................................................5
 2.5      Company Financial Statements.......................................6
 2.6      No Undisclosed Liabilities.........................................6
 2.7      No Changes.........................................................6
 2.8      Tax and Other Returns and Reports..................................8
 2.9      Restrictions on Business Activities...............................10
 2.10     Title to Properties; Absence of Liens and Encumbrances............10
 2.11     Intellectual Property.............................................10
 2.12     Agreements, Contracts and Commitments.............................14
 2.13     Interested Party Transactions.....................................15
 2.14     Compliance with Laws..............................................16
 2.15     Litigation........................................................16
 2.16     Insurance.........................................................16
 2.17     Minute Books......................................................16
 2.18     Environmental Matters.............................................16
 2.19     Brokers' and Finders' Fees; Third Party Expenses..................17
 2.20     Employee Matters and Benefit Plans................................17
 2.21     Employees.........................................................21
 2.22     Governmental Authorizations and Licenses..........................21
 2.23     Pooling of Interests..............................................21
 2.24     Representations Complete..........................................21
 2.25     Representations of each Seller....................................22

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF BUYER.......................22
3.1      Organization, Standing and Power..................................22
3.2      Authority.........................................................22
3.3      Capital Structure.................................................23
3.4      SEC Documents; Buyer Financial Statements.........................23

3.5      No Material Adverse Change........................................23
3.6      Litigation........................................................24

ARTICLE IV  ADDITIONAL AGREEMENTS..........................................24
4.1      Sale and Registration of Shares; Stockholder Matters..............24
4.2      Access to Information.............................................24
4.3      Confidentiality...................................................25
4.4      Expenses..........................................................25
4.5      Public Disclosure.................................................25
4.6      Consents..........................................................25
4.7      FIRPTA Compliance.................................................25
4.8      Commercially Reasonable Efforts...................................25
4.9      Notification of Certain Matters...................................26
4.10     Pooling Accounting................................................26
4.11     Affiliate Agreements..............................................26
4.12     Additional Documents and Further Assurances.......................26
4.13     Nasdaq National Market Listing....................................27
4.14     Company's Auditors................................................27
4.15     Employment and Non-Competition Agreements.........................27
4.16     Indemnification for Not Constituting a Reorganization.............27
4.17     Tax Filings.......................................................27

ARTICLE V  INDEMNIFICATION; ESCROW.........................................27
5.1      Indemnification.  ................................................27
5.2      Escrow Period.....................................................28
5.3      Escrow Arrangements...............................................28

ARTICLE VI  GENERAL PROVISIONS.............................................34
6.1      Survival of Representations, Warranties and Agreements............34
6.2      Notices...........................................................34
6.3      Interpretation....................................................36
6.4      Counterparts......................................................36
6.5      Entire Agreement; Assignment......................................36
6.6      Severability......................................................36
6.7      Other Remedies....................................................36
6.8      Governing Law.....................................................36
6.9      Arbitration.......................................................37
6.10     Rules of Construction.............................................37
6.11     Specific Performance..............................................38

                                INDEX OF EXHIBITS


Exhibit           Description


Exhibit A       Holders of Company Securities

Exhibit B       Form of Legal Opinion of Counsel to the Company

Exhibit C       Form of Legal Opinion of Counsel to Buyer

Exhibit D       Form of Stockholder's Certificate

Exhibit E       Form of Declaration of Registration Rights

Exhibit F       Form of Company Affiliate Agreement

Exhibit G       Form of Employment and Non-Competition Agreement for Sellers

Exhibit H       Form of Employment and Non-Competition Agreement for Ephy
                Torenberg

                               INDEX OF SCHEDULES


Schedule          Description

1.3(b)(vi)        Third Party Consents Required of Company
2.2(a)            Stockholder List
2.3               Affiliated Companies and Subsidiaries
2.4               Governmental and Third Party Consents
2.5               Company Financials
2.6               Undisclosed Liabilities
2.7               No Changes
2.8               Tax Returns and Audits
2.9               Restrictions on Business Activities
2.10(a)           Leased Real Property
2.10(b)           Liens on Property
2.11(b)           Company Registered Intellectual Property
2.11(c)           Title to Company Intellectual Property
2.11(d)           Written Agreements Relating to Intellectual Property
                  Development
2.11(e)           Transferred  Intellectual  Property
2.11(g)           Incoming   Intellectual  Property  Licenses
2.11(h)           Obligations Regarding  Intellectual  Property
2.11(j)           Necessary  Actions to Preserve Intellectual Property Rights
2.12(a)           Agreements, Contracts and Commitments
2.12(b)           Breaches
2.13              Interested Party Transactions
2.15              Litigation
2.16              Insurance
2.19              Brokers/Finders Fees;  Expenses of Transaction
2.20(b)           Employee Benefit Plans and Employee Agreements
2.20(d)           Employee Plan Compliance
2.20(g)           Post Employment   Obligations
2.20(i)(i)        Effect   of   Transaction
2.20(i)(ii)       Excess Parachute Payments
2.20(k)           Labor 4.11 Company Affiliate List

                                                                    EXHIBIT  4.1

                              ADVENT SOFTWARE, INC.

                       DECLARATION OF REGISTRATION RIGHTS


         This Declaration of Registration Rights ("Declaration") is made as of the Closing Date by Advent Software, Inc., a Delaware corporation ("Buyer"), for the benefit of shareholders of MicroEdge, Inc., a New York corporation (the "Company"), acquiring shares of Common Stock of Buyer pursuant to that certain Stock Purchase Agreement dated as of February 28, 1998 (the "Purchase Agreement"), between Buyer and the Company. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement.

         1.       Definitions.  As used in this Declaration:

                  a. "Buyer Consideration Shares" means for a given Holder the shares of Buyer Common Stock issued to stock Holder pursuant to the Purchase Agreement.

                  b. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  c. "Securities Act" means the Securities Act of 1933, as amended.

                  d. "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by Buyer with the Commission.

                  e. "Holder" means: (i) a shareholder of the Company to whom shares of Registrable Securities are issued pursuant to the Purchase Agreement, for so long as such holder continues to hold such shares, or (ii) a transferee of Registrable Securities by a Holder, to whom registration rights under this Declaration are assigned pursuant to Section 10 of this Declaration.

                  f. "Registrable Securities" means (a) for each Holder the sum of (i) a number of shares of Buyer Common Stock equal to thirty percent of the Buyer Consideration Shares, together with all other shares of Buyer Common Stock issued in respect thereof (by way of stock split, dividend or otherwise) and
(ii) a number of shares of Buyer Common Stock equal to the product of (A) the percentage of her total holdings of Buyer Common Stock sold by Stephanie DiMarco in any Buyer Registration (as defined in Section 4) effected prior to May 31, 1998, and (B) the number of Buyer Consideration Shares issued to such Holder, and (b) for all Holders the aggregate of all Registrable Securities held by all such Holders.

                  g.       "SEC" means the Securities and Exchange Commission.

         2. Registration at Request of the Holders. Buyer shall use its commercially reasonable efforts to cause the Registrable Securities to be held by each Holder following the Acquisition to be registered under the Securities Act so as to permit the resale thereof, and in connection therewith shall use all commercially reasonable efforts to prepare and file with the SEC promptly after Closing, and shall use its commercially reasonable efforts to cause to become effective by not later than April 30, 1998, a registration statement on Form S-3 or on such other form as is then available under the Securities Act covering the Registrable Securities; provided, however, that each Holder shall provide all such information and materials to Buyer and take all such action as may be required in order to permit Buyer to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Such provision of information and materials is a condition precedent to the obligations of Buyer pursuant to this
Declaration. Buyer shall not be required to effect more than one (1) registration under this Declaration. The offering made pursuant to such registration shall not be underwritten.

         3. Postponement of Registration. Notwithstanding Section 2 above, Buyer shall be entitled to postpone the declaration of effectiveness of the registration statement prepared and filed pursuant to Section 2 for a reasonable period of time, but not in excess of sixty (60) calendar days after the applicable deadline, if the Board of Directors of Buyer, acting in good faith, determines that there exists material nonpublic information about Buyer which the Board does not wish to disclose in a registration statement (due to the fact that such disclosure may not be in the best interests of Buyer or Buyer's stockholders) which information would otherwise be required by the Securities Act to be disclosed in the registration statement to be filed pursuant to
Section 2 above.

         4.       Buyer Registration.

                  a. Notice of Registration. If at any time prior to April 30, 1998, Buyer shall determine, in its sole discretion, to register any of its equity securities, either for its own account or the account of a security holder or holders (any such registration by Buyer constituting a "Buyer Registration"), other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or
(iii) a  registration  in which the only equity  security  being  registered  is capital stock issuable upon conversion of convertible (or exchange of exchangeable) debt securities which are also being registered, Buyer will:

                         (1) promptly give Holder written notice thereof; and

                         (2) include in any registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities not sold pursuant to Section 2 hereof ("Eligible Registrable Securities") specified in a written request, made within 10 days after receipt of such written notice from Buyer, by Holder.

                  b. Underwriting. If the registration of which Buyer gives notice is for a registered public offering involving an underwriting, Buyer shall so advise Holder as a part of the written notice given pursuant to Section 4.a. In such event, the right of Holder to registration pursuant to Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Eligible

Registrable Securities in the underwriting shall be limited to the extent provided herein. Further, Holder shall (together with Buyer and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Buyer. Notwithstanding any other provision of this
Section 4.b, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Eligible Registrable Securities to be included in such registration to zero.

                  If Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to Buyer and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  c. Right to Terminate Registration. Buyer is not obligated to initiate any registration and shall have the right to terminate or withdraw any registration initiated by it under this Section 4.a prior to the effectiveness of such registration whether or not Holder has elected to include securities in such registration.

         5. Obligations of Buyer. Subject to the limitations of Sections 3, and 12, Buyer shall (i) keep the registration statement filed in accordance with
Section 2 hereof effective until the earlier of (A) ninety (90) days after the Closing of the Acquisition or (B) such time as all Registrable Securities have been sold hereunder; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement; (iii) furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents, as each Holder may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while Buyer shall be required under the provisions hereof to cause the registration statement to remain current; and
(iv) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request (provided that Buyer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified).

         6. Selling Procedures. Any sale of Registrable Securities pursuant to the registration statement filed in accordance with Section 2 hereof shall be subject to the following conditions and procedures:

                  a. Stockholder Notice: The selling Holder shall provide written notice ("Stockholder Notice") to Buyer no less than six (6) business days prior to such Holder's intended sale. Within five (5) business days of receipt of the Stockholder Notice, Buyer will inform such Holder in writing if the registration statement and final prospectus then on file with the SEC is current and otherwise complies with the Securities Act such that sales may be made thereunder. Beginning immediately upon receipt of notice from Buyer that the registration statement is current and complies with the Securities Act, such Holder shall then have ten (10) business days to sell the Registrable Securities proposed to be sold, unless the notice from Buyer specifies that no sale may be made until the date of intended sale, as specified in the Stockholder Notice, in which case the Holders must wait until the date of the intended sale to make such sale and Holder shall have ten (10) business days thereafter to make such sale. After such ten (10) day period, the seller shall once again comply with the procedures set forth in this Section 5.a prior to any further sales;

                  b. Updating the Prospectus: If Buyer informs the selling Holder that the registration statement or final prospectus then on file with the SEC is not current or otherwise does not comply with the Securities Act, Buyer shall use commercially reasonable efforts to provide to the selling Holder a current prospectus that complies with the Securities Act on or before the date of the intended sale of the Registrable Securities as disclosed in the Stockholder Notice; provided, however, that for a period of not more than one hundred twenty (120) days (or any number of lesser periods which total not more than one hundred twenty (120) days) during any twelve-month period, Buyer shall have the right to delay the preparation of a current prospectus that complies with the Securities Act without explanation to such Holder;

                  c. Blackout Periods: Holders who become employees of Buyer agree to be bound by Buyer's Insider Trading Policy as such may be in effect from time to time for so long as such Holders remain employees of Buyer;

                  d. General: Notwithstanding the foregoing, Buyer shall notify each Holder (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement,
(ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iii) of the receipt by Buyer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Advent may, upon the happening of any event (x) described in subparagraph (i), (ii), (iii) or
(iv) above, or (y) that, in the good faith judgment of Advent's Board of Directors, renders it advisable to suspend use of the prospectus for no more than sixty (60) days due to pending corporate developments, suspend use of the prospectus on written notice to each Holder, in which case each Holder


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shall  not  dispose  of  Registrable  Securities  covered  by  the  registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Holders or until the Holders are advised in writing by Buyer that the use of the applicable prospectus may be resumed. Buyer shall use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed as soon as practicable. Buyer shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of
the   registration   statement,   or  the  lifting  of  any  suspension  of  the
qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, at the earliest practicable moment. Buyer shall, upon the occurrence of any event contemplated by clause (iv), prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         7. Availability of Form S-3. Buyer represents that it is currently eligible to utilize Form S-3 and agrees that, for a period of one (1) year from the Closing, Buyer will not intentionally take any action which would preclude Buyer's eligibility to use Form S-3.

         8. Expenses. Buyer shall pay all of the out-of-pocket expenses incurred, other than underwriting or selling discounts and commissions, in connection with the registration of Registrable Securities pursuant to this Declaration, including, without limitation, all SEC, National Association of Securities Dealers, Inc. and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of Buyer's outside counsel and independent accountants.

         9. Reports Under Securities Exchange Act of 1934. Buyer agrees to:

     a. use all commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of Buyer under the Securities Act and the Exchange Act; and

                  b. furnish to each Holder forthwith upon request (i) a written statement by Buyer that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time that it so qualifies), (ii) a copy of the most recent annual or quarterly report of Buyer and (iii) such other information as may be reasonably requested in availing each Holder of any rule or regulation of the SEC which permits the selling of any such securities pursuant to Form S-3.

         10. Assignment of Registration Rights. The rights of a Holder pursuant to this Declaration shall not be assignable, except for a transfer by operation of law to his or her heirs and successors.

         11. Amendment of Registration Rights. The Holders of a majority of the Registrable Securities then outstanding may, with the consent of Buyer, amend the registration rights granted hereunder.


                                       -5-

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         12. Termination.  The registration rights set forth in this Declaration shall terminate with respect to a Holder (and the shares held by such Holder shall cease to constitute Registrable Securities) upon the earlier of (i) the date which is one year following the Closing of the Acquisition, and (ii) the sale of all of such Holder's Registrable Securities.

         13. Obligations of Holders. By exercising any rights hereunder, each Holder shall be deemed to assume all obligations of a Holder hereunder as though such Holder were a signatory hereto. Buyer may require Holders to execute an instrument whereby such Holders expressly assume all obligations of Holders hereunder as a condition precedent to any obligations of Buyer hereunder.




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